QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of CenterPoint Properties Trust (the "Company") on Form 10-K for the fiscal year ended December 31, 2004, as filed with the Securities and Exchange Commission (the "Report"), I, Michael M. Mullen, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MICHAEL M. MULLEN Michael M. Mullen Chief Executive Officer	March 15, 2005

    A signed original of this written statement required by Section 906 has been provided to CenterPoint Properties Trust and will be retained by CenterPoint Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.

        In connection with the Report, I, Paul S. Fisher, President and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PAUL S. FISHER Paul S. Fisher President and Chief Financial Officer	March 15, 2005

    A signed original of this written statement required by Section 906 has been provided to CenterPoint Properties Trust and will be retained by CenterPoint Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  EXHIBIT 32